Exhibit 10.18
                                 AMENDMENT NO. 1

                                     to the

                              CLAIMS ADMINISTRATION
                               SERVICES AGREEMENT
                            EFFECTIVE OCTOBER 1, 1997

                                 by and between

              INSPIRE INSURANCE SOLUTIONS, INC., formally known as
                   MILLERS INTEGRATED CLAIMS RESOURCES, INC.,
                                   ("INSPIRE")

                                       AND

                      MILLERS MUTUAL FIRE INSURANCE COMPANY
                     AND MILLERS CASUALTY INSURANCE COMPANY
                                  ("CUSTOMER")

     WHEREAS, INSpire and Customer have entered into this Agreement for the claims administration of certain insurance policies to be issued by Customer;

     WHEREAS, Customer desires to have INSpire provide additional services;

     WHEREAS, the parties, as a result, have agreed to amend this Agreement;

     NOW, THEREFORE, the Claims Administration Services section of Exhibit II Service Fees & Rates is amended by adding at the end of said section the following:

     Effective May 1, 1998, INSpire will provide Claims Administration Services for Customer for policies issued through the Classic Auto Managing General Agency. In lieu of all other fees listed in the Claims Administration section of
Exhibit II, Customer agrees to pay a monthly service fee to INSpire of 7.5% of the gross earned premium resulting from said policies. In addition, expenses for subrogation and salvage will be passed through to Customer by INSpire. Special Investigation Services will be provided to Customer by INSpire for $60.00 per hour plus incurred expenses.

     Effective April 1, 1998, INSpire will provide Claims Administration Services for Customer for policies issued through the Sun Coast General Insurance Agency, Inc. In lieu of all other fees listed in the Claims Administration section of Exhibit II, Customer agrees to pay a monthly service fee to INSpire of 7.5% of the Gross Earned Premium resulting from said policies. In addition, expenses for subrogation and salvage will be passed through to Customer by INSpire. Special Investigation Services will be provided to Customer by INSpire for $60.00 per hour plus incurred expenses.

     Effective April 1, 1998, INSpire will provide Claims Administration Services for Customer for policies issued through the Pinnacle Managing General Agency.

     Effective June 1, 1998, INSpire will provide Claims Administration Services for Customer for policies issued through Lane & Associates, Inc.

     Effective December 1, 1998, INSpire will provide Claims Administration Services for Customer for policies issued through Southern Insurance Underwriters, Inc.

     Gross Earned Premium shall mean the monthly direct written premium plus beginning unearned premium less ending unearned premium for policies issued through the agency.

     The provisions of this Agreement shall remain otherwise unchanged

     INSPIRE AND CUSTOMER CERTIFY BY THEIR UNDERSIGNED AUTHORIZED AGENT THAT THEY HAVE READ THIS AMENDMENT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.

INSpire Insurance Solutions,       Millers Mutual Fire Insurance
Inc.                               Co.


By: /S/ JEFFREY W. ROBINSON        By: /S/ JOY J. KELLER
    ---------------------------        ----------------------------
Name: Jeffrey W. Robinson          Name: Joy J. Keller
Title: Executive Vice President    Title: Executive Vice President and CFO
Date: December 31, 1997            Date: December 31, 1997


                                   The Millers Casualty Insurance
                                   Company

                                   By: /S/ JOY J. KELLER
                                       ---------------------------
                                   Name: Joy J. Keller
                                   Title: Executive Vice President and CFO
                                   Date: December 31, 1997